UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2025

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DBGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Shareholders.

As previously disclosed by Digital Brands Group, Inc. (the “Company”) in the Definitive Information Statement on Schedule 14C (the “Information Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) and first mailed to the stockholders of the Company on December 3, 2025, pursuant to the actions taken by written consent in lieu of a meeting (the “Written Consent”) of the stockholders of the Company owning a majority of the voting power (the “Majority Stockholders”) of the outstanding shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on September 18, 2025 (the “Record Date”), the Majority Stockholders approved, among other things, the proposed reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Information Statement. Pursuant to the Plan of Conversion, the Company effected the Reincorporation as of December 29, 2025 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware; (ii) articles of conversion with the Nevada Secretary of State; and (iii) articles of incorporation with the Nevada Secretary of State (the “Nevada Charter”). The Company also adopted new bylaws (the “Nevada Bylaws”) to reflect the Reincorporation.

At the effective time of the Reincorporation:

●	The Company’s state of incorporation changed from the State of Delaware to the State of Nevada.

●	The affairs of the Company ceased to be governed by the Delaware General Corporation Law and the Company’s existing certificate of incorporation and bylaws, and instead, became governed by the Nevada Revised Statutes, the Nevada Charter and the Nevada Bylaws.

●	The Company continues to be the same entity and continues with all of the same rights, privileges and powers.

●	The Company continues to have the same name, possesses all of the same properties, continues with all of the same debts, liabilities and obligations, and continues with the same officers and directors as immediately prior to the Reincorporation.

●	Each outstanding share of common stock of the Delaware corporation shall represent a share of the Nevada corporation and each outstanding certificate representing shares of the Delaware corporation shall be deemed an equivalent certificate representing shares of the Nevada corporation.

●	The Company’s employee benefit and incentive plans continued, and each option, equity award or other right issued under such plans by the Delaware corporation automatically converted into an option, equity award or right to purchase or receive the same number of shares of common stock of the Nevada corporation, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. All employee benefit and incentive plans of the Delaware corporation continue to be employee benefit and incentive plans of the Nevada corporation.

The Reincorporation did not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor did it result in any change in location of the Company’s current employees, including management. The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements will continue to be the rights and obligations of the Company after the Reincorporation. The daily business operations of the Company will continue as they were conducted prior to the Reincorporation. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation remain the same as immediately before the Reincorporation.

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, and Nevada Bylaws, and the effects of the Reincorporation, is set forth the Information Statement under the heading “Reincorporation from Delaware to Nevada,” and the description contained therein is incorporated herein by reference. Copies of the Plan of Conversion, the Nevada Charter and the Nevada Bylaws are attached hereto as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 29, 2025, the Audit Committee (the “Committee”) of the Board of Directors the Company dismissed Macias, Gini and O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm.

The Company first engaged MGO as its independent registered public accounting firm on May 5, 2023. During the period from May 5, 2023, through December 29, 2025, there have been no (1) disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to MGO’s satisfaction, would have caused MGO to make reference thereto in their reports, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to MGO and requested that MGO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether MGO agrees with the above statements. A copy of MGO’s letter, dated January 5, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K (this “Current Report”).

(b) Engagement of New Independent Registered Public Accounting Firm

On December 29, 2025, the Committee approved the engagement of dbbmckennon (“DBB”), as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

DBB previously served as the Company’s independent registered public accounting firm from February 7, 2018 through May 4, 2023 (the “Prior Engagement”). Other than in connection with the Prior Engagement, during the two most recent fiscal years and through the date of this Current Report, the Company has not consulted with DBB with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that DBB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304(a)(2) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Conversion of Digital Brands Group, Inc.
3.1	Nevada Articles of Incorporation of Digital Brands Group, Inc.
3.2	Nevada Bylaws of Digital Brands Group, Inc.
16.1	Letter, dated January 5, 2026, from Macias, Gini and O’Connell LLP to the U.S. Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: January 5, 2026	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer